Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

TO

TENDER ORDINARY SHARES

OF

CMB.TECH NV

(formerly Euronav NV)

FOR

$12.66 PER SHARE IN CASH

($18.95 per Share less distributions in the aggregate amount of $6.29)

BY

COMPAGNIE MARITIME BELGE NV

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 10:00 A.M., NEW YORK CITY TIME, ON NOVEMBER 21, 2024, UNLESS THE U.S. OFFER IS EXTENDED.

The U.S. Tender Agent for the U.S. Offer is:

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2. Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

If delivering by mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions; COY: EURN P.O. Box 43011 Providence, Rhode Island 02940-3011

If delivering by trackable mail,
including overnight delivery
or any other expedited service:

Computershare Trust Company, N.A.
c/o Voluntary Corporate Actions; COY: EURN
150 Royall Street, Suite V
Canton, Massachusetts 02021

Delivery will only be deemed valid if delivered in accordance with the above instructions.

VOLUNTARY CORPORATE ACTIONS, COY: EURN

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Holder(s) of Record (If blank, please fill in exactly as name(s) appear(s) on share certificate(s)	Ordinary Shares Tendered (attach additional list, if necessary)
	Certificated Shares**			DRS Shares
	Certificate No(s)*	Total number of Shares Represented by Certificate(s)*	Number of Shares Tendered**	Number of Shares Tendered***

ACCOUNT NUMBER

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

ADD 5

ADD 6

TOT SHARES <<tot_shrs>>

Total Shares:

*	Need not be completed if Ordinary Shares are delivered by book-entry transfer by your broker to DTC.
**	Unless otherwise indicated, it will be assumed that all Ordinary Shares represented by any certificates delivered to the U.S. Tender Agent are being tendered. See Instruction 4.
***

If your Ordinary Shares are held in the direct registration system (“DRS”) at Computershare Trust Company N.A., in its capacity as the Company’s U.S. transfer agent and registrar (the “U.S. Transfer Agent”), indicate the number of Ordinary Shares you are tendering in the column Number of Shares Tendered.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE U.S. TENDER AGENT WILL NOT CONSTITUTE VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH A SIGNATURE GUARANTEE, IF REQUIRED, AND COMPLETE THE IRS FORM W-9 SET FORTH BELOW, IF REQUIRED.

ALL QUESTIONS REGARDING THE U.S. OFFER SHOULD BE DIRECTED TO GEORGESON LLC, THE U.S. INFORMATION AGENT, AT 1-888-815-4069 OR AT THE ADDRESS SET FORTH ON THE BACK PAGE OF THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER MATERIALS RELATED TO THE U.S. OFFER, YOU SHOULD CONTACT THE U.S. INFORMATION AGENT AT 1-888-815-4069 OR AT THE ADDRESS SET FORTH ON THE BACK PAGE OF THIS LETTER OF TRANSMITTAL.

VOLUNTARY CORPORATE ACTIONS, COY: EURN

THE U.S. OFFER IS NOT BEING MADE TO (NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS OF ORDINARY SHARES IN ANY JURISDICTION IN WHICH THE MAKING OF THE U.S. OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. IN THOSE JURISDICTIONS WHERE APPLICABLE LAWS OR REGULATIONS REQUIRE THE U.S. OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE U.S. OFFER SHALL BE DEEMED TO BE MADE ON BEHALF OF THE OFFEROR (AS DEFINED BELOW) BY ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF SUCH JURISDICTION TO BE DESIGNATED BY THE OFFEROR.

This Letter of Transmittal is being delivered to you in connection with the offer by Compagnie Maritime Belge NV, a public limited liability company (“naamloze vennootschap”) under Belgian law (“CMB” or the “Offeror”) to purchase all outstanding ordinary shares, no par value (“Ordinary Shares” or the “Shares”), of CMB.TECH NV (formerly Euronav NV), a public limited liability company (“naamloze vennootschap”) under Belgian law (“CMB.TECH” or the “Company”), which are beneficially owned by U.S. Holders (as that term is defined under instruction 2 to paragraphs (c) and (d) of Rule 14d-1 under the U.S. Securities Exchange Act of 1934, as amended) (such holders collectively, “U.S. Holders” and each a “U.S. Holder”) for $12.66 per Share, in cash, without interest and less any applicable withholding taxes, reduced on a dollar-for-dollar basis by the gross amount of any distributions by the Company to its shareholders (including in the form of a dividend, distribution of share premium, decrease of share capital or in any other form) with a payment date falling after the date of the Offer to Purchase (as defined below), and before the Settlement Date (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 23, 2024 (together with any amendments and supplements thereto, the “Offer to Purchase”), and this Letter of Transmittal (together with any amendments and supplements thereto, this “Letter of Transmittal” which, together with the Offer to Purchase, constitute the “U.S. Offer”). All payments to U.S. Holders of Ordinary Shares pursuant to the U.S. Offer will be rounded to the nearest whole cent. Under no circumstances will interest be paid on the Offer Price, regardless of any extension of the U.S. Offer or any delay in making payment for the Ordinary Shares held by U.S. Holders. All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Offer to Purchase.

Concurrently with the U.S. Offer, the Offeror is reopening its offer in Belgium to purchase all outstanding Ordinary Shares of the Company from all holders (other than the Offeror and its affiliates), wherever located, for the same price and on substantially the same terms as the U.S. Offer (the “Belgian Offer” and together with the U.S. Offer, the “Offers”). On October 7, 2024, the Financial Services and Markets Authority of Belgium (the “FSMA”) ordered CMB to reopen its unconditional mandatory public takeover bid that was consummated on April 3, 2024 at an adjusted bid price which takes into account the increase of the reference price used in the original bid of $18.43 per share by $0.52 per Share, for all Ordinary Shares of the Company that CMB and its affiliates do not already own in accordance with Belgian law (the “FSMA Order”). The adjusted bid price also takes into account a decrease of $6.29 per Ordinary Share, the aggregate amount of distributions made by the Company since the initial announcement of the original bid on October 9, 2023. CMB is conducting the Offers at the Offer Price to comply with the FSMA Order.

The U.S. Offer is only being made to U.S. Holders who are the beneficial owners of Ordinary Shares. The U.S. Offer is not being made to non-U.S. Holders who beneficially own Ordinary Shares. Non-U.S. Holders may not rely on the disclosure in the Offer to Purchase or this Letter of Transmittal under any circumstances. If you are a non-U.S. Holder who beneficially owns Ordinary Shares and you wish to participate in the Offers, you must participate in the Belgian Offer on the terms and conditions set forth in the Belgian Prospectus Supplement. U.S. Holders who are the beneficial owners of Ordinary Shares who tender their Ordinary Shares in the Belgian Offer will receive the equivalent price per Ordinary Share in Euros as holders who tender their Ordinary Shares in the U.S. Offer. The Offeror will pay the Offer Price in the U.S. Offer in U.S. Dollars.

To accept the U.S. Offer, U.S. Holders whose Ordinary Shares are reflected on the Belgian Share Register and traded on Euronext Brussels and held in custody through Euroclear Belgium must first reposition their Ordinary

VOLUNTARY CORPORATE ACTIONS, COY: EURN

Shares to the U.S. Share Register for trading on the NYSE and to be held in custody by DTC through the repositioning process described in The U.S. Offer — Section 8. “Certain Information About the Company” of the Offer to Purchase. The procedure for repositioning Ordinary Shares reflected on the Belgian Share Register onto the U.S. Share Register or vice versa should normally be completed within three trading days, but neither the Company nor the Offeror can guarantee the timing. The Offeror strongly recommends that a repositioning instruction be submitted no later than five business days prior to the Expiration Date (as defined below), or such earlier deadline as may be set by your broker, dealer, commercial bank, trust company or other nominee to ensure that your Ordinary Shares are repositioned onto the U.S. Share Register prior to the Expiration Date. If you intend to accept the U.S. Offer and your Ordinary Shares are not reflected on the U.S. Share Register, you should begin the repositioning process as soon as possible. You may reposition your Ordinary Shares from one share register to the other by contacting your broker, dealer, commercial bank, trust company or other nominee, who should in turn contact Euroclear Belgium (the Company’s Belgian transfer agent) or the U.S. Transfer Agent. For further information on the repositioning process, shareholders should consult the instructions for repositioning on the Company’s website (cmb.tech) under the tab “Investors” or contact Georgeson LLC, as information agent for the U.S. Offer (the “U.S. Information Agent”), at 1-888-815-4069 or at the address set forth below.

This Letter of Transmittal is to be used either if certificates for Ordinary Shares being tendered are being forwarded with this Letter of Transmittal or, unless an Agent’s Message (as defined below) is being used, if delivery of Shares is to be made by book-entry transfer to an account maintained by Computershare Trust Company, N.A., the depositary and paying agent for the U.S. Offer (the “U.S. Tender Agent”), at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in The U.S. Offer — Section 3. “Procedures for Accepting the U.S. Offer and Tendering Shares” of the Offer to Purchase. Delivery of documents to DTC will not constitute delivery to the U.S. Tender Agent.

Tendering shareholders must deliver either the certificates for, or timely confirmation of book-entry transfer in accordance with the procedures described in The U.S. Offer — Section 3. “Procedures for Accepting the U.S. Offer and Tendering Shares” of the Offer to Purchase with respect to, their Ordinary Shares and all other documents required by this Letter of Transmittal to the U.S. Transfer Agent by 10:00 A.M., New York City time, on November 21, 2024, unless the expiration of the U.S. Offer is extended (the “Expiration Date”).

The Offeror is not providing for guaranteed delivery procedures. Therefore, you must allow sufficient time to tender your Ordinary Shares by 10:00 A.M. New York City time on the Expiration Date. Any tenders received by the U.S. Tender Agent after 10:00 A.M. New York City time on the Expiration Date will be disregarded and of no effect.

If any certificate representing any Ordinary Shares you are tendering with this Letter of Transmittal has been lost, stolen or destroyed, you should contact the U.S. Information Agent at 1-888-815-4069 or at the address set forth below regarding the requirements for replacement. You may be required to post a bond to secure against the risk that such certificates may be subsequently recirculated. You are urged to contact the U.S. Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 10.

IF TENDERED ORDINARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE U.S. TRANSFER AGENT WITH DTC, COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

VOLUNTARY CORPORATE ACTIONS, COY: EURN

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Compagnie Maritime Belge NV, a public limited liability company (“naamloze vennootschap”) under Belgian law (“CMB” or the “Offeror”) , the above-described Ordinary Shares, no par value (the “Ordinary Shares” or “Shares”), of CMB.TECH NV (formerly Euronav NV), a public limited liability company (“naamloze vennootschap”) under Belgian law (“CMB.TECH” or the “Company”), for $12.66 per Share, in cash, without interest and less any applicable withholding taxes, reduced on a dollar-for-dollar basis by the gross amount of any distributions by the Company to its shareholders (including in the form of a dividend, distribution of share premium, decrease of share capital or in any other form) with a payment date falling after the date of the Offer to Purchase (as defined below) and before the Settlement Date (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 23, 2024 (together with any amendments and supplements thereto, the “Offer to Purchase”), and this Letter of Transmittal (together with any amendments and supplements thereto, this “Letter of Transmittal” which, together with the Offer to Purchase, constitute the “U.S. Offer”), and which the undersigned hereby acknowledges the undersigned has received.

Concurrently with the U.S. Offer, the Offeror is reopening its offer in Belgium to purchase all outstanding Ordinary Shares of the Company from all holders (other than the Offeror and its affiliates), wherever located, for the same price and on substantially the same terms as the U.S. Offer (the “Belgian Offer” and together with the U.S. Offer, the “Offers”). On October 7, 2024, the Financial Services and Markets Authority of Belgium (the “FSMA”) ordered CMB to reopen its unconditional mandatory public takeover bid that was consummated on April 3, 2024 at an adjusted bid price which takes into account the increase of the reference price used in the original bid of $18.43 per share by $0.52 per Share, for all Ordinary Shares of the Company that CMB and its affiliates do not already own in accordance with Belgian law (the “FSMA Order”). The adjusted bid price also takes into account a decrease of $6.29 per Ordinary Share, the aggregate amount of distributions made by the Company since the initial announcement of the original bid on October 9, 2023. CMB is conducting the Offers at the Offer Price to comply with the FSMA Order.

All payments to U.S. Holders of Ordinary Shares pursuant to the U.S. Offer will be payable in U.S. dollars and rounded to the nearest whole cent. Under no circumstances will interest be paid on the Offer Price, regardless of any extension of the U.S. Offer or any delay in making payment for the Ordinary Shares held by a U.S. Holder.

The U.S. Offer is only being made to U.S. Holders who are the beneficial owners of Ordinary Shares. The U.S. Offer is not being made to non-U.S. Holders who beneficially own Ordinary Shares. Non-U.S. Holders may not rely on the disclosure in the Offer to Purchase under any circumstances. If you are a non-U.S. Holder who beneficially owns Ordinary Shares and you wish to participate in the Offers, you must participate in the Belgian Offer on the terms and conditions set forth in the Belgian Prospectus Supplement. U.S. Holders who are the beneficial owners of Ordinary Shares who tender their Ordinary Shares in the Belgian Offer will receive the equivalent price per Ordinary Share in Euros as holders who tender their Ordinary Shares in the U.S. Offer. The Offeror will pay the Offer Price in the U.S. Offer in U.S. Dollars.

To accept the U.S. Offer, U.S. Holders whose Ordinary Shares are reflected on the Belgian Share Register and traded on Euronext Brussels and held in custody through Euroclear Belgium must first reposition their Ordinary Shares to the U.S. Share Register for trading on the NYSE and to be held in custody by DTC through the repositioning process described in The U.S. Offer — Section 8. “Certain Information About the Company” of the Offer to Purchase. The procedure for repositioning from Euronext Brussels to the NYSE should normally be completed within three trading days, but neither the Company nor the Offeror can guarantee the timing. The Offeror strongly recommends that a repositioning instruction be submitted no later than five business days prior to the Expiration Date (as defined below), or such earlier deadline as may be set by your broker, dealer, commercial bank, trust company or other nominee to ensure that your Ordinary Shares

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are repositioned onto the U.S. Share Register prior to the Expiration Date. If you intend to accept the U.S. Offer and your Ordinary Shares are not reflected on the U.S. Share Register, you should begin the repositioning process as soon as possible. You may reposition your Ordinary Shares from one share register to the other by contacting your broker, dealer, commercial bank, trust company or other nominee, who should in turn contact Euroclear Belgium (the Company’s Belgian transfer agent) or the U.S. Transfer Agent. For further information on the repositioning process, shareholders should consult the instructions for repositioning on the Company’s website (cmb.tech) under the tab “Investors” or contact the U.S. Information Agent at 1-888-815-4069 or at the address set forth below.

This Letter of Transmittal is to be used either if certificates for Ordinary Shares being tendered are being forwarded with this Letter of Transmittal or, unless an Agent’s Message (defined below) is being used, if delivery of Ordinary Shares is to be made by book-entry transfer to an account maintained by Computershare Trust Company, N.A., the depositary and paying agent for the U.S. Offer (the “U.S. Tender Agent”), at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in The U.S. Offer — Section 3. “Procedures for Accepting the U.S. Offer and Tendering Shares” of the Offer to Purchase. Delivery of documents to DTC will not constitute delivery to the U.S. Tender Agent.

Tendering shareholders must deliver either the certificates for, or timely confirmation of book-entry transfer, in accordance with the procedures described in The U.S. Offer — Section 3. “Procedures for Accepting the U.S. Offer and Tendering Shares” of the Offer to Purchase with respect to, their Ordinary Shares and all other documents required by this Letter of Transmittal to the U.S. Transfer Agent by 10:00 A.M., New York City time, on November 21, 2024, unless the U.S. Offer is extended (the “Expiration Date”).

The Offeror is not providing for guaranteed delivery procedures. Therefore, you must allow sufficient time to tender your Ordinary Shares by 10:00 A.M. New York City time on the Expiration Date. Any tenders received by the U.S. Tender Agent after 10:00 A.M. New York City time on the Expiration Date will be disregarded and of no effect.

Upon the terms and subject to the conditions of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of the Ordinary Shares validly tendered herewith and not validly withdrawn prior to 10:00 A.M. New York City time on the Expiration Date in accordance with the terms of the U.S. Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror, all right, title and interest in and to all of the Ordinary Shares being tendered hereby. In addition, subject to, and effective upon, acceptance for payment of the Ordinary Shares validly tendered herewith and not validly withdrawn prior to 10:00 A.M. on the Expiration Date in accordance with the terms of the U.S. Offer, the undersigned hereby irrevocably appoints the Offeror and each of the designees of the Offeror as the attorneys-in-fact and proxies of the undersigned with respect to such Ordinary Shares with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Ordinary Shares), to the full extent of such shareholder’s rights with respect to such Ordinary Shares to (a) deliver certificates representing such Ordinary Shares (the “Share Certificates”) or transfer of ownership of such Ordinary Shares on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Offeror, (b) present such Ordinary Shares for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Ordinary Shares upon the terms and subject to the conditions of the U.S. Offer.

By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message (as defined below)), the undersigned hereby irrevocably appoints the Offeror and each of the designees of the Offeror as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the Ordinary Shares tendered hereby and not validly withdrawn that have been accepted for payment by Offeror. The Offeror will, with respect to such Ordinary Shares, be empowered to exercise all voting and any other rights of such shareholder, as it, in its sole discretion,

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may deem proper at any annual, special, adjourned or postponed meeting of the Company’s shareholders, by written consent in lieu of any such meeting or otherwise with respect to all Ordinary Shares. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Ordinary Shares. Such appointment is effective when, and only to the extent that, Offeror accepts the Ordinary Shares tendered with this Letter of Transmittal for payment pursuant to the U.S. Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Ordinary Shares (other than prior powers of attorney, proxies or consent given by the undersigned to the Offeror) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations (other than powers of attorney, proxies, consents or revocations given to the Offeror) may be given (and, if given, will not be deemed effective).

The Offeror reserves the right to require that, in order for Ordinary Shares to be deemed validly tendered, immediately upon the Offeror’s acceptance for payment of such Ordinary Shares, the Offeror must be able to exercise full voting, consent and other rights with respect to such Ordinary Shares and other related securities or rights, including voting at any meeting of shareholders of the Company or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all of the Ordinary Shares tendered hereby and, when the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the holder of record of the Ordinary Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Ordinary Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. Tender Agent, or by the Offeror to be necessary or desirable to complete the sale, assignment and transfer of any and all of the Ordinary Shares tendered hereby.

It is understood that the undersigned will not receive payment for the Ordinary Shares unless and until the Ordinary Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are timely received by the U.S. Tender Agent at the address set forth above, together with such additional documents as the U.S. Tender Agent may require, or, in the case of Ordinary Shares held in book-entry form, ownership of Ordinary Shares is validly and timely transferred on the account books maintained by DTC, and until the same are processed for payment by the U.S. Tender Agent.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE ORDINARY SHARES, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE ELECTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH ORDINARY SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE U.S. TENDER AGENT HAS ACTUALLY RECEIVED THE ORDINARY SHARES OR SHARE CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO 10:00 A.M. NEW YORK CITY TIME ON THE EXPIRATION DATE.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except upon the terms and subject to the conditions of the U.S. Offer, a tender pursuant to this Letter of Transmittal is irrevocable.

VOLUNTARY CORPORATE ACTIONS, COY: EURN

The undersigned understands that the acceptance for payment by the Offeror of Ordinary Shares tendered pursuant to one of the procedures described in the U.S. Offer — Section 3. “Procedures for Accepting the U.S. Offer and Tendering Shares” of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the U.S. Offer and this Letter of Transmittal.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the Offer Price in the name(s) of, and/or return any Share Certificates representing Ordinary Shares not validly tendered or accepted for payment to, the holder(s) of record appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Offer Price and/or return any Share Certificates representing Ordinary Shares not validly tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the holder(s) of record appearing under “Description of Shares Tendered.” The undersigned recognizes that the Offeror has no obligation, pursuant to the Special Payment Instructions, to transfer any Ordinary Shares from the name(s) of the registered holder(s) thereof if Offeror does not accept for payment any of the Ordinary Shares so tendered.

In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Offer Price and/or issue any Share Certificates representing Ordinary Shares not validly tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Ordinary Shares validly tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that the Offeror has no obligation pursuant to the Special Payment Instructions to transfer any Ordinary Shares from the name of the holder of record thereof if the Offeror does not accept for payment any of the Ordinary Shares so validly tendered.

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SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not validly tendered or not accepted for payment and/or the check for the Offer Price for Ordinary Shares validly tendered and accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:	☐ Check and/or

☐ Share Certificates to:
Name:
(Please Print)
Address:
(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not validly tendered or not accepted for payment and/or the check for the Offer Price for Ordinary Shares validly tendered and accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Ordinary Shares Tendered” above.

Issue:	☐ Check and/or

☐ Share Certificates to:
Name:
(Please Print)
Address:
(Include Zip Code)

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IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)

(Signature(s) of Shareholder(s))

Dated:      , 2024

(Must be manually signed by holder(s) of record exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become holder(s) of record by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):

(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

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GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;

see Instructions 1 and 5)

Name of Firm:

Address:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated: , 2024

Place medallion guarantee in space below:

VOLUNTARY CORPORATE ACTIONS, COY: EURN

INSTRUCTIONS

Forming Part of the Terms and Conditions of the U.S. Offer

1. Guarantee of Signatures for Shares. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the holder(s) of record (which term, for purposes of this Section 1, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of the Ordinary Shares) of the Ordinary Shares tendered therewith, unless such holder or holders have completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) if the Ordinary Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Security Transfer Agents Medallion Program or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 of the Exchange Act (each, an “Eligible Institution” and collectively, “Eligible Institutions”) (for example, the Securities Transfer Agents Medallion Program®, the New York Stock Exchange Inc. Medallion Signature ProgramSM and the Stock Exchanges Medallion Program®). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Share Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by shareholders that are tendering Ordinary Shares represented by Share Certificates or held in book-entry form on the books of the U.S. Transfer Agent in DRS, or if the Ordinary Shares are being tendered pursuant to the procedures for DTC book-entry transfer as set forth in The U.S. Offer — Section 3. “Procedures for Accepting the U.S. Offer and Tendering Shares” of the Offer to Purchase unless, in the case of Ordinary Shares held or transferred in book-entry form or through DTC, an Agent’s Message is being delivered to the U.S. Tender Agent in lieu of this Letter of Transmittal. Payment for Ordinary Shares accepted for payment pursuant to the U.S. Offer will in all cases only be made after timely receipt by the U.S. Tender Agent of (i) to the extent the Ordinary Shares are not already held with the U.S. Tender Agent, Share Certificates or a Book-Entry Confirmation (as defined in the Offer to Purchase) of a book-entry transfer of such Ordinary Shares into the U.S. Tender Agent’s account at DTC pursuant to the procedures set forth in The U.S. Offer — Section 3. “Procedures for Accepting the U.S. Offer and Tendering Shares” of the Offer to Purchase, (ii) this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer or a tender through DTC’s Automated Tender Offer Program, an Agent’s Message in lieu of this Letter of Transmittal) and (iii) any other documents required by this Letter of Transmittal or the U.S. Tender Agent, in each case prior to 10:00 A.M. New York City Time on the Expiration Date.

The term “Agent’s Message” means a message transmitted through electronic means by DTC in accordance with the normal procedures of DTC to, and received by, the U.S. Tender Agent and forming part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgment from the participant in DTC tendering the Ordinary Shares that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of, this Letter of Transmittal, and that Offeror may enforce such agreement against such participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the U.S. Tender Agent’s office.

THE METHOD OF DELIVERY OF THE ORDINARY SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF THE ORDINARY SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS WILL BE DEEMED MADE, AND RISK OF LOSS THEREOF SHALL PASS, ONLY WHEN THEY ARE ACTUALLY RECEIVED BY THE U.S. TENDER AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF ORDINARY SHARES, BY BOOK-ENTRY CONFIRMATION WITH RESPECT TO SUCH ORDINARY SHARES). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE ORDINARY SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND

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ALL OTHER REQUIRED DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO 10:00 A.M. NEW YORK CITY TIME ON THE EXPIRATION DATE.

No alternative, conditional or contingent tenders will be accepted and no fractional Ordinary Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Ordinary Shares for payment.

3. Inadequate Space. If the space provided on the cover page to this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Ordinary Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders (Applicable to Certificate Shareholders Only). If fewer than all the Ordinary Shares evidenced by any Share Certificate delivered to the U.S. Tender Agent are to be tendered, shareholders should contact the U.S. Information Agent at 1-888-815-4069 or at the address set forth below to arrange to have such Share Certificate divided into separate Share Certificates representing the number of Ordinary Shares to be tendered and the number of Ordinary Shares to not be tendered. The shareholder should then tender the Share Certificate representing the number of Ordinary Shares to be tendered as set forth in this Letter of Transmittal. All Ordinary Shares represented by Share Certificates delivered to the U.S. Tender Agent will be deemed to have been tendered.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the holder(s) of record of the Ordinary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Ordinary Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Ordinary Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Ordinary Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Offeror of their authority so to act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the holder(s) of record of the Ordinary Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Ordinary Shares not tendered or accepted for payment are to be issued in the name of, a person other than the holder(s) of record, in which case the Share Certificates representing the Ordinary Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the holder(s) of record appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the holder(s) of record of the Ordinary Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the holder(s) of record appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes. Except as otherwise provided in this Instruction 6, if your Ordinary Shares are registered in your name and you tender your shares in the U.S. Offer directly to the U.S. Tender Agent, you will not be obligated to pay brokerage fees or commissions transfer taxes on the purchase of Ordinary Shares by the Offeror

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pursuant to the U.S. Offer. If you hold your Ordinary Shares through a broker, dealer, commercial bank, trust company or other nominee, you should check with your broker, dealer, commercial bank, trust company or other nominee as to whether they charge any service fees. If payment of the Offer Price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not validly tendered or accepted for payment are to be registered in the name of, any person other than the holder(s) of record or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the holder(s) of record or such person) payable on account of the transfer to such person, will need to be paid by such holder unless such holder establishes to the satisfaction of the U.S. Tender Agent that such transfer taxes have been paid or are not required to be paid.

7. Special Payment and Delivery Instructions. If a check for payment of the Offer Price is to be issued, and/or Share Certificates representing Ordinary Shares not validly tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed.

8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to Georgeson LLC (the “U.S. Information Agent”) at its address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other materials related to the U.S. Offer may be obtained at no cost to shareholders from the U.S. Information Agent. Additionally, copies of the Offer to Purchase, this Letter of Transmittal and any other materials related to the U.S. Offer are available free of charge at www.sec.gov. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance.

9. U.S. Federal Backup Withholding. Under U.S. federal income tax laws, the U.S. Tender Agent will be required to withhold a portion of the amount of any payments made to certain shareholders (or other payees) pursuant to the U.S. Offer, as applicable. To avoid backup withholding, each tendering shareholder (or other payee) that is or is treated as a United States person (for U.S. federal income tax purposes) and that does not otherwise establish an exemption from U.S. federal backup withholding should complete and return the attached Internal Revenue Service (“IRS”) Form W-9, certifying that such shareholder (or other payee) is a United States person, that the taxpayer identification number (“TIN”) provided is correct, and that such shareholder (or other payee) is not subject to backup withholding.

Certain shareholders and other payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Exempt United States persons should indicate their exempt status on IRS Form W-9. The IRS Form W-9 is set forth below in this Letter of Transmittal or may be downloaded from the IRS website at the following address: www.irs.gov. Failure to complete the IRS Form W-9, by itself, will not cause Ordinary Shares to be deemed invalidly tendered, but may require the U.S. Tender Agent to withhold a portion of the amount of any payments made of the Offer Price pursuant to the U.S. Offer.

Tendering shareholders (or other payees) should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE U.S. OFFER. PLEASE REVIEW THE “IMPORTANT U.S. TAX INFORMATION” SECTION BELOW.

10. Lost, Stolen or Destroyed Share Certificates. In the event that any Share Certificate has been lost, stolen or destroyed, upon the holder’s delivery of an affidavit of loss to the U.S. Tender Agent (and, if required by the Offeror or the U.S. Tender Agent, the posting by such holder of a bond in customary amount and upon

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such terms as may be reasonably required by the Offeror or the U.S. Tender Agent as indemnity against any claim that may be made against it or the Company with respect to such Share Certificate), the Company shall cause the U.S. Tender Agent to deliver as consideration for the lost, stolen or destroyed Share Certificate the applicable right to receive the Offer Price from the Offeror payable in respect of the Ordinary Shares represented by such Share Certificate, without interest and less any applicable tax withholding. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Share Certificates have been followed.

11. Determination of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Ordinary Shares will be determined by the Offeror, in the Offeror’s sole discretion, which determination shall be final and binding on all parties, subject to the rights of holders of Ordinary Shares to challenge such determination with respect to their Ordinary Shares in a court of competent jurisdiction and any subsequent judgment of any such court. The Offeror reserves the absolute right to reject any and all tenders determined by the Offeror not to be in proper form or the acceptance for payment of which may, in the Offeror’s opinion, be unlawful. The Offeror also reserves the absolute right to waive any defect or irregularity in the tender of any Ordinary Shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders. No tender of Ordinary Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the Offeror’s satisfaction. None of the Offeror, the U.S. Tender Agent, or the U.S. Information Agent or any other person will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

IMPORTANT U.S. TAX INFORMATION

Under U.S. federal income tax law, a shareholder (or other payee) whose tendered Ordinary Shares are accepted for payment is required by law to provide the U.S. Tender Agent (as payer) with such shareholder’s (or other payee’s) properly certified TIN and certain other information on an IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. If such shareholder (or other payee) is a U.S. individual, the TIN is such shareholder’s (or other payee’s) social security number. If the U.S. Tender Agent is not provided with the correct TIN in the required manner or the shareholder (or other payee) does not otherwise establish its exemption from backup withholding (as described below), payments that are made to such shareholder (or other payee) with respect to Ordinary Shares purchased pursuant to the U.S. Offer may be subject to backup withholding.

If backup withholding of U.S. federal income tax on payments for Ordinary Shares made in the U.S. Offer applies, the U.S. Tender Agent is required to withhold 24% of any payments of the Offer Price made to the shareholder (or other payee). Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is timely furnished to the IRS.

Exempt Shareholders

Certain shareholders and other payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. An exempt shareholder (or other exempt payee) that is a United States person should indicate its exempt status on IRS Form W-9 set forth below, in accordance with the instructions thereto. The appropriate IRS Form may be downloaded from the IRS’s website at the following address: www.irs.gov.

Please consult your tax advisor for further guidance regarding the completion of the IRS Form W-9, to claim exemption from backup withholding. Failure to complete the IRS Form W-9 will not, by itself, cause Ordinary Shares to be deemed invalidly tendered, but may require the U.S. Tender Agent to withhold a portion of the amount of any payments of the Offer Price pursuant to the U.S. Offer.

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Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships*, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships*, earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Fom yv-fl f=av. 10.3315) The IRS does not inflate contacts with taxpayers via emails. Also, trio IRS does not request personal detailed hlcrnianon [trough email or ask taxpayers tor che PIN numbers., passwords, or similar secret access Information Tor flier erect cad, bank, or atnar financial accounts. ir you receive an unsolicited email claiming to be rrom the IRS, forward mfc massage 1d pftSfllngOfegof. You may also report misuse ofT? IF d r=T?. 10-30. or ~re- =IS :fo:*-’ t- :-e Trsisj’s’ lrs:e;tor General for Tax Almlrtstratlon (TIGTA) ait 1-eua-4G6-44S4. Yuu can forward auspicious emails 1d ma Federal Trade. Commission at spamOuDo.gDV dt report mem at www.nE.gor/txnnplstit You can contact Am FTC at wmr.tttLgavOaVstt or U77HDTHEFT [677-438-43381). If you tiaue-bean1ha ulctim c( Identityinert,aaemrw.aentxymaft.got and pub. &B3. vTstt wmv.Jrsgrw/lfaert1Ty7?isn 1n learn mora about Identity tnerft and now to reduce your itst Privacy Act Notice Section 4109 of the rrtemal Revenue Cede requires you 10 provide your correct TIN 1o persons [Including federal agencies} v*io are required to fie hfoimatlcn return irtth the IRS to report Merest, dividends, or certain other Income paid to you; mortgage Interest you paid; the Bcqulstflon or abandonment of secured property; me cancellation ol debt; or oonfllbuBons you made to an IRA, Archer MSA, or HSA. The person collecting 1nft Tarni uses flia Information on flie form to (lie imtxTTiaDon refljins with the IPS, reporting me above Irformaflon Routine uses ol tins Information Include Diving It to the Department ol Justice for dull am cilrnlneJ litigation and to cities, states, the District ol Columbia, and U.S. oommonweaHhs and possessions lor use h administering their laws. The hfoimaflon also may be rJsdcsed toother countries under a treaty, to federal and stele agencies to enforce civil and crliTlnal laws, or to federal law enforcement and Intelligence agencies 1o combal terrorism. You mus.1 provide your TIN whether or not you are required to file a tax return Under section 3406. payers muat generally withheld a percentage of taxabla Merest, dividend, and certain olner paymsnts to a payee wtn dees not give a UN 1d the payer. Certain penalties may also apply for providing false or traudiient IrncrmarJon.

VOLUNTARY CORPORATE ACTIONS, COY: EURN

The U.S. Tender Agent for the U.S. Offer Is:

If delivering by mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions; COY: EURN P.O. Box 43011 Providence, Rhode Island 02940-3011	If delivering by trackable mail,
including overnight delivery
or any other expedited service:
Computershare Trust Company, N.A.
c/o Voluntary Corporate Actions; COY: EURN
150 Royall Street, Suite V
Canton, Massachusetts 02021

Delivery will only be deemed valid if delivered in accordance with the above instructions.

Any questions or requests for assistance may be directed to the U.S. Information Agent at the telephone number and addresses set forth below. Requests for additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the U.S. Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. Offer.

The Information Agent for the U.S. Offer is:

1290 Avenue of the Americas, 9th Floor

New York, New York 10104

Shareholders, Banks and Brokers

Call Toll Free:

1 (888) 815-4069

Outside U.S. and Canada:

+1 (781) 896-6948

Email: CMB.TECH@georgeson.com

VOLUNTARY CORPORATE ACTIONS, COY: EURN